UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): February 24, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNS ENERGY CORPORATION	86-0786732
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2014, the Board of Directors of UNS Energy Corporation (UNS Energy) authorized changes to its executive officer team.

Effective May 2, 2014, Paul J. Bonavia will become the Executive Board Chair of UNS Energy and Tucson Electric Power Company (TEP) and will relinquish his position as Chief Executive Officer (CEO) of each company. Incident to relinquishing his position as CEO, Mr. Bonavia waived his right to claim that the change in responsibility will provide him with good reason to terminate his employment and receive benefits under his officer change in control agreement. Mr. Bonavia also has agreed to certain other modifications to his officer change in control agreement. Under the amended agreement, Mr. Bonavia will not be able to claim benefits if he is not elected or appointed to the Board of Directors of UNS Energy after the closing of the proposed merger of UNS Energy into a subsidiary of Fortis Inc. (the merger) or if he is not the Executive Board Chair after the closing. Mr. Bonavia also agreed to the termination of the agreement on the 31st day following the closing of the merger. As Executive Board Chair, Mr. Bonavia will remain an officer of UNS Energy and TEP, and will continue to receive his annual base salary of $643,320 and to participate in UNS Energy’s executive compensation plans.

Effective May 2, 2014, David G. Hutchens will be appointed CEO of UNS Energy and TEP in addition to his duties as President and Chief Operating Officer of each company. Mr. Hutchens' annual base salary will be increased to $540,000. Mr. Hutchens' officer change in control agreement was modified to increase the benefits to which he will be entitled if his employment is terminated by UNS Energy without cause or by Mr. Hutchens with good reason following a change in control (including the merger) and to provide that he will not be entitled to terminate employment and receive the benefits provided by the agreement solely for the reason that he may no longer be CEO of a  publicly traded company, assuming the proposed merger is completed.  The modified agreement provides Mr. Hutchens with benefits that UNS Energy's Board of Directors believes are appropriate for a CEO (generally two times his current salary and bonus and 24 months of continued welfare plan benefits). Additional information concerning Mr. Hutchens is included in our Annual Report on Form 10-K for the year ended December 31, 2013 and our 2013 Proxy Statement.

On February 26, 2014, UNS Energy issued a press release describing the changes to the executive officer team, a copy of which is included as Exhibit 99.1 hereto.

Item 8.01 Other Events
See Item 5.02 above.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10(a)	Amendment No. 1 to the UNS Energy Officer Change in Control Agreement between UNS Energy and Paul J. Bonavia, dated as of February 26, 2014.

10(b)	Amendment No. 2 to the UNS Energy Officer Change in Control Agreement between UNS Energy and David G. Hutchens, dated as of February 26, 2014.

99.1	UNS Energy press release dated February 26, 2014.

Forward-Looking Statements
Statements included in this news release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to UNS Energy and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the merger, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the merger will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the merger on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber attacks or challenges to our information security; and the performance of TEP's generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Additional Information about the Acquisition and Where to Find It
In connection with the proposed acquisition, UNS Energy has filed a proxy statement with the SEC. Investors and security holders of UNS Energy are urged to read the proxy statement and other relevant materials filed with the SEC because it contains important information about the proposed acquisition and related matters. The final proxy statement was mailed to UNS Energy stockholders on or about February 21, 2014. Investors and stockholders may obtain a free copy of the proxy statement, and other documents filed by UNS Energy, at the SEC's website, www.sec.gov. These documents can also be obtained by investors and stockholders free of charge from UNS Energy Corporation by directing a request to Library and Resource Center, UNS Energy, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 26, 2014	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Principal Financial Officer

Exhibit Index

Exhibit No.	Description
10(a)	Amendment No. 1 to the UNS Energy Officer Change in Control Agreement between UNS Energy and Paul J. Bonavia, dated as of February 26, 2014.
10(b)	Amendment No. 2 to the UNS Energy Officer Change in Control Agreement between UNS Energy and David G. Hutchens, dated as of February 26, 2014.
99.1	UNS Energy press release dated February 26, 2014.